UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PACIRA BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! PACIRA BIOSCIENCES, INC. 5401 WEST KENNEDY BOULEVARD, SUITE 890 TAMPA, FLORIDA 33609 PACIRA BIOSCIENCES, INC. 2024 Annual Meeting Vote by June 10, 2024 11:59 PM ET Vote in Person at the Meeting* June 11, 2024 1:30 PM Pacific Time Pacira BioSciences, Inc. 10410 Science Center Drive San Diego, CA 92121 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V46567-P09572 You invested in PACIRA BIOSCIENCES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V46568-P09572 Voting Items Board Recommends 1. Election of Directors For Nominees: 01) Laura Brege 02) Mark Froimson 03) Mark Kronenfeld 04) Michael Yang 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For 3. Approval, on an advisory basis, of the compensation of our named executive officers. For NOTE: The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If any other matters properly come before the meeting, the person named in the proxy will vote in their discretion.